UNIVERSAL ANNUITY
                                                  SUPPLEMENT DATED JULY 20, 2004
                                                           TO THE PROSPECTUS AND
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                               DATED MAY 3, 2004


The following information supplements the disclosure in the Prospectus and Statement of Additional Information relating to The Travelers Growth and Income Stock Account for Variable Annuities, Tactical Aggressive Stock Account for Variable Annuities, and Tactical Growth and Income Stock Account for Variable Annuities. Sandip Bhagat has resigned as portfolio manager of the accounts and effective June 28, 2004, a team of individuals employed by the investment adviser is responsible for the day-to-day management of the accounts.











July 2004
L-23195